                                                                    Exhibit 24.1

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Billy D. Prim, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, without the other, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, or their substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement, has been signed below by the following persons in the capacities indicated on November 11, 1999

         Signature                                   Title
         ---------                                   -----

/s/ Billy D. Prim                Chairman of the Board,
---------------------------      President and Chief Executive Officer
Billy D. Prim                    (Principal Executive Officer)


/s/ Mark Casteneda               Secretary, Chief Financial Officer and Director
---------------------------      (Principal Financial and Accounting Officer)
Mark Casteneda


/s/ Andrew J. Filipowski         Vice Chairman of the Board
---------------------------
Andrew J. Filipowski


/s/ Craig J. Duchossois          Director
---------------------------
Craig J. Duchossois


/s/ Steven D. Devick             Director
---------------------------
Steven D. Devick


/s/ John H. Muehlstein           Director
---------------------------
John H. Muehlstein


/s/ Richard A. Brenner           Director
---------------------------
Richard A. Brenner